                                                                    Exhibit 10.9

                         AMENDED MANAGEMENT AGREEMENT

              THIS AMENDED MANAGEMENT AGREEMENT, dated as of February 21, 1995, by and among PUBLIC STORAGE COMMERCIAL PROPERTIES GROUP, INC., a California corporation ("PSCP") and STORAGE EQUITIES, INC., a California corporation ("SEI" or "Owner"):

                                     RECITALS:
                                     --------
              A. Owner owns, and intends to purchase additional Properties (as defined in Section 11 hereof);

              B. PSCP is currently performing services, and has special expertise, in regard to other similar facilities owned by other owners;

              C. Owner desires to engage PSCP to render certain services in regard to the Properties and PSCP desires to accept said engagement, all in accordance with the terms and conditions of this Agreement as hereinafter set forth; and

              D. Owner desires and intends to retain final authority over and operational control of the Properties during the term of this Agreement, including final decisions as to personnel, third party vendors, repairs and maintenance, purchase of inventory and supplies, eviction procedures, rent collections, and operating procedures and budgets for the Properties.

              NOW, THEREFORE, in consideration for the mutual covenants herein contained, the parties hereto hereby adopt the following complete amendment and restatement of the Management Agreement:

    1.          Engagement
                ----------
                A. Owner hereby engages PSCP as an independent contractor and PSCP hereby accepts such engagement and as described herein, upon the terms and conditions hereinafter set forth.

                B. Owner acknowledges that PSCP is in the business of rendering services in connection with facilities currently owned or to be acquired by others. It is hereby expressly agreed that PSCP and its affiliates may continue to engage in such activities (whether or not such other facilities may be in direct or indirect competition with Owner) and may in the future engage in other businesses which may compete directly or indirectly with activities of Owner.

                C. In the performance of its duties under this Agreement, PSCP shall occupy the position of an independent contractor with respect to Owner. Nothing contained herein shall be construed as making the parties hereto partners or joint venturers, nor, except as expressly otherwise provided for herein, construed as making PSCP an agent or employee of Owner.

    2.          Duties and Authority of PSCP
                ----------------------------

                A. General Duties and Authority.  Subject to the restrictions
                   ----------------------------
    and limitations provided herein, PSCP shall coordinate all aspects of the operation of the Properties. Unless otherwise expressly provided in this Agreement to the contrary all such operations shall be performed on behalf of, for the account of, and under the supervision of Owner. Notwithstanding the foregoing or anything else in this Agreement, Owner shall have the sole and exclusive authority to fully and completely manage the Properties and supervise and direct the business and affairs associated or related to the daily operation thereof.

               B. Renting of the Properties.  PSCP shall advise in respect of,
                  -------------------------
    and coordinate general policies and procedures for, the marketing activities of Owner's employees for the Properties, including providing Owner with the recommended terms and conditions of occupancy and forms of lease agreement in each state in which the Properties are located, monitoring related legal requirements and implementing necessary changes to such terms and conditions and forms of lease agreement. Owner's employees shall enter into lease agreements on behalf, in the name and for the account of Owner with tenants and collect rent from tenants of the Properties in accordance with such lease agreements. PSCP shall advise in respect of, and coordinate general policies and procedures for, media and other advertising.

                C. Repair, Maintenance and Improvements.  PSCP shall assist,
                   ------------------------------------
    advise and coordinate the acquisition of furniture, fixtures and supplies for the Properties, and the purchase, lease or other acquisition of the same on behalf, in the name and for the account of Owner. PSCP shall advise Owner's employees in respect of all decisions concerning the maintenance, repair and landscaping of the Properties; all costs incurred in connection therewith shall be on behalf, in the name and for the account of Owner.

                D. Personnel.  PSCP shall assist, advise and coordinate, through
                   ---------
    Owner's employees, the selection of all vendors, suppliers, contractors, subcontractors and employees with respect to the Properties and shall assist and advise Owner in establishing policies for the hire, discharge and supervision of all labor and employees required for the operation (including billing and collections) and maintenance of the Properties, including attorneys, accountants, consultants and clerical employees; all such acts shall be on behalf of and on the account of Owner. Any employees so hired shall be employees of Owner, and shall be carried on the payroll of either Owner or a corporation organized to employ such personnel and shall not be deemed to be employees of PSCP, provided that Owner shall not bear the salaries or fringe benefits of the executive officers, directors and controlling persons of PSCP. Employees of Owner may render services on a full-time or part-time basis. Employees of Owner may include, but will not be limited to, property managers, assistant property managers, maintenance personnel and other individuals rendering services, or performing activities in connection with the operation of the Properties. The cost of employing such persons shall not exceed prevailing rates for comparable persons performing the same or similar services with respect to real estate similar to the Properties. It is understood and acknowledged that some or all of such persons may be simultaneously employed by Owner and by or for the account of the owners of other facilities for whom PSCP is performing services, some of whom may (i) be affiliates of PSCP and (ii) compete with Owner. These persons shall be employed by Owner on a part-time basis and Owner shall pay only for the time allocable to services to Owner on an equitable basis and PSCP shall report such allocation to Owner.

                PSCP shall be responsible for the disbursement of funds in payment of all expenses incurred in connection with the operation of the Properties and Owner shall not be required to employ personnel in such disbursement. PSCP shall not be separately reimbursed for the cost of furnishing such service and shall not be reimbursed for the time of its executive officers devoted to Owner's affairs or for the other overhead expenses of PSCP.

                E. Agreements.  PSCP shall assist, advise and coordinate the
                   ----------
    negotiation and execution by Owner's employees of such agreements deemed necessary or advisable for the furnishing of utilities, services, concessions and supplies, for the maintenance, repair and operation of the Properties and such other agreements which are intended for the benefit of the Properties and which are incidental to the matters covered by this Agreement.

                F. Regulations and Permits.  PSCP shall assist and advise in
                   -----------------------
    regard to, and coordinate, the compliance with applicable statutes, ordinances, laws, rules, regulations and orders of any governmental or regulatory body, having jurisdiction over the Properties, in each of the jurisdictions in which the Properties are located, respecting the use of the Properties and the maintenance or operation thereof. PSCP shall assist, advise and coordinate with Owner in applying for and attempting to obtain and maintain, on behalf, in the name and for the account of Owner, all licenses and permits required or advisable in connection with the management and operation of the Properties. PSCP shall maintain, at PSCP's offices, a legal staff, at the expense of Owner (and other owners of facilities), to respond to inquiries by Owner's employees regarding the foregoing.

                G. Records, Reports and Accounting.  PSCP shall maintain the
                   -------------------------------
    operation of a system of record keeping, bookkeeping and accounting with respect to all receipts and disbursements in connection with the management and operation of the Properties. The books, records and accounts shall be maintained at PSCP's office, shall be organized in a manner which will permit the performance of an audit thereon, and shall be available and open to examination and audit by Owner or its representatives at all reasonable times.

                PSCP shall cause to be prepared and delivered to Owner, at Owner's expense and by Owner's employees financial statements as follows:

                     1. On or before thirty (30) days after the end of each calendar month, a statement of operations showing the results of operation of each of the Properties (including expenses paid by Owner) for the next preceding month and for Owner's fiscal year to date having annexed thereto a computation of the fee under this Agreement for such month.

                     2. On or before one hundred twenty (120) days after the close of the fiscal year, a statement of operations showing the results of the operations of the Properties during said fiscal year, having annexed thereto a computation of the fee for such fiscal year.

                H. Deposits and Disbursements.  PSCP shall cause the
                   --------------------------
    establishment of bank accounts in the name of Owner and Owner's employees shall deposit in such bank accounts all receipts and monies arising from the operation of the Properties or otherwise received for and on behalf of Owner. Interest income from such funds of Owner shall not be deemed income from the Properties for purposes of computing the fee payable hereunder. PSCP shall not commingle any of the above-described revenues with any other funds. PSCP shall disburse Owner's funds from said accounts on behalf of Owner in such amounts and at such times as disbursement of such revenues for payment of expenses is required in accordance with this Agreement. Funds of Owner in excess of those required for the operation and maintenance of the Properties in accordance with this Agreement during the term hereof shall be distributed to Owner monthly concurrently with the report required by
    Section 2(g) hereof.

                I. Collection.  PSCP shall advise on general procedures in
                   ----------
    regard to billing and collection by Owner's employees of all accounts receivable with respect to the Properties and shall coordinate policies and procedures to minimize the amount of bad debts.

                J. Legal Actions.  PSCP shall coordinate in the name of Owner
                   -------------
    any and all legal actions or proceedings deemed necessary or advisable to collect charges, rent or other income due to Owner with respect to the Properties or to oust or dispossess tenants or other persons unlawfully in possession under any lease, license, concession agreement or otherwise, and to collect damages for breach thereof or default thereunder by such tenant, licensee, concessionaire or occupant. The costs of all such legal actions or proceedings shall be borne by Owner. PSCP shall maintain, at PSCP's offices, a legal staff, at the expense of Owner (and other owners of facilities) to assist, advise and coordinate such activities.

                K. Insurance.  PSCP shall use its best efforts to assure that
                   ---------
    there is obtained and kept in force, at the expense of Owner, fire, comprehensive liability and other insurance policies in amounts generally carried with respect to similar facilities, to the extent reasonably available on economic terms. To reduce the cost of such insurance, PSCP shall coordinate the purchase of such insurance with other owners for whom PSCP is rendering similar services. In an effort to reduce the potential liability of Owner to tenants for losses to their goods PSCP shall also use its best efforts to require tenants to provide certificates of insurance prior to occupancy naming Owner and PSCP as additional insureds for tenant contents and liability.

                L. Taxes.  PSCP shall disburse all taxes, personal and real, and
                   -----
    assessments properly levied on the Properties in the name and for the account of Owner. PSCP shall implement and maintain a procedure for review by Owner's employees of all amounts assessed on the Properties.

                M. Operations Systems.  PSCP shall develop and maintain systems
                   ------------------
    for space inventory, accounting and handling delinquent accounts, including a computerized network linking the Properties with PSCP's headquarter offices and integrating data on the Properties with Owner's accounting system.

                N. Acquisition Services.  PSCP shall provide consulting services
                   --------------------
    in connection with Owner's acquisition of Properties, including consultation on, and coordination of, the preparation of field reports by Owner's employees.

                O. Restrictions.  Notwithstanding anything to the contrary set
                   ------------
    forth in this Section 2, PSCP shall not be required to do, or cause to be done, anything for the account of Owner (i) which may make PSCP liable to third parties, (ii) which may not be commenced, undertaken or completed because of insufficient funds of Owner, or (iii) which may not be commenced, undertaken or completed because of acts of God, strikes, governmental regulations or laws, acts of war or other types of events beyond PSCP's control whether similar or dissimilar to the foregoing.

                P. Limitations on PSCP's Authority.  Notwithstanding anything
                   -------------------------------
     to the contrary set forth in this Section 2, PSCP shall not, without obtaining the prior written consent of Owner: (i) lease space in Properties by written lease or agreement for a term in excess of five years; (ii) alter the buildings or other structures of the Properties in any material manner;
    (iii) make any agreement (except for leases of space in Properties and leases of photocopying equipment) which exceed one year or are not terminable on thirty (30) days' notice at the will of Owner, without penalty, payment or surcharge; or (iv) sell, mortgage or otherwise dispose of any Properties. PSCP operates in the state of California in the same offices as, and currently utilizing common control personnel as, Owner. Nothing herein shall be construed to require PSCP to maintain personnel in the state where facilities are located.

                Q. Shared Expenses.  Certain economies may be achieved with
                   ---------------
    respect to certain expenses to be incurred on behalf of Owner hereunder if materials, supplies, insurance or services are purchased by PSCP in quantity for use not only in connection with the Properties but in connection with other properties as to which PSCP renders services. PSCP shall have the right to purchase such materials, supplies, insurance or services in its own name and charge Owner an equitable share of the cost; provided, however, that such cost to Owner shall not be greater than would otherwise be incurred at competitive prices and terms available in the area where the Properties are located and provided further, PSCP shall give Owner access to records so Owner may review any such expenses incurred.


    3.         Annual Budget and Limitation on Certain Expenditures.
               ----------------------------------------------------

              On or before December 1st of each calendar year, PSCP shall prepare at Owner's expense, and submit to Owner, a proposed operating budget containing: (i) a proposed schedule of rents of the Properties for the ensuing year, (ii) an estimate of proposed expenditures and revenues for the ensuing year for the Properties showing all items for which expenditures shall be made, including capital expenditures, and (iii) such other facts and information respecting the ownership and operation of the Properties as may be reasonably required by Owner. Each operating budget shall cover the period from January 1 to December 31. Each operating budget shall, in each case, be approved in writing by Owner before it shall become effective. No expenditures not shown on any budget approved by Owner shall be made by PSCP during any such budget period, except with the prior written consent of Owner or as otherwise permitted by this Section 3.

              Notwithstanding the foregoing, PSCP may, without Owner's prior consent, make expenditures not shown on a budget approved by Owner as follows: (i) in an aggregate annual amount of up to 130% of the total annual amount provided for in the then approved budget for utility charges, trash removal by an independent contractor, real property taxes or other governmental charges such as water and sewer charges; (ii) in an aggregate annual amount of up to 113% of the total annual amount provided for in the then approved budget for expenditures not of the type mentioned in clause
    (i) above; and (iii) any expenditure, irrespective of amount, which PSCP reasonably believes is necessary to preserve the physical well-being of a Property and which must be made before Owner's consent could reasonably be obtained. However, any single expenditure which is permitted by clauses (i) or (ii) may not exceed $5,000 without Owner's prior written consent.

              Owner shall promptly review each proposed operating budget, and each proposed revision thereto, and shall promptly notify PSCP of any items not acceptable to Owner.

    4.        DUTIES OF OWNER
              ---------------

              Owner hereby agrees to cooperate with PSCP in the performance of its duties under this Agreement and to that end, upon the request of PSCP, to provide reasonable temporary office space for PSCP employees on the premises of the Properties if ever required, and to give PSCP access to all files, books and records of Owner relevant to the Properties.

    5.        COMPENSATION OF PSCP
              --------------------

              Owner shall pay to PSCP as the full amount due for the services herein provided a fee equal to five percent (5%) of the "Gross Revenue."
    The term "Gross Revenue" shall mean all amounts actually received by Owner (net of security deposits returned to tenants) arising from the operation of the Properties, including without limitation, lease payments of lessees of space in the Properties, payments by lessees in respect of lease terminations, vending machine or concessionaire revenues, if any, paid by the tenant of the Properties in addition to basic rent, parking fees, if any, and all money whether or not otherwise described herein paid for the use of the Properties. Gross Revenue shall be determined on a cash basis. The fee for each month shall be paid promptly after receipt of the report required by Section 2(g) hereof.

              The term "Gross Revenue" shall not include amounts received in connection with the Properties which do not arise from their operations, including but not limited to, insurance recoveries, condemnation awards and property damage payments.

              It is understood and agreed that such compensation will not be reduced by the cost to Owner of those employees and independent contractors engaged by Owner, including but not limited to the categories of personnel specifically referred to in Section 2(d). Except as provided in this
    Section 5, it is further understood and agreed that PSCP shall not be entitled to additional compensation of any kind in connection with the performance by it of its duties under this Agreement.

    6.        USE OF SERVICE MARK
              -------------------

              A. PSCP represents and warrants that it has the right to grant a non-exclusive license in the United States to Owner under the following Public Storage, Inc. registered service mark: "PUBLIC STORAGE" (the "Service Mark").

              B. PSCP hereby grants to Owner, during the term hereof, a non-exclusive license to use the Service Mark and related designs and logos, including "PS Business Park" in conjunction with the rental and operation of Properties which are managed by PSCP pursuant to this Agreement, and for no other purpose.

              C. Owner agrees to bring to PSCP's attention any notice of infringement or a conflict with asserted rights of others with respect to the Service Mark. PSCP shall take, or cause to be taken, such action which, in its reasonable judgment, is necessary to protect such Service Mark.

              D. PSCP agrees to indemnify and hold harmless Owner and its officers and directors against any damages, liabilities or expenses (including attorneys' fees) resulting from an action or claim against Owner for infringement of the Service Mark.

              E. Owner acknowledges that the Service Mark and related designs and logos shall remain and be at all times the property of Public Storage, Inc. and its affiliates, and that, except for the use thereof in conjunction with the rental and operation of Properties under this Agreement, during the term hereof, Owner shall have no right therein. Upon termination of this Agreement at any time for any reason, except as provided in Section 7(d) hereof, all such use by and for the benefit of Owner of the Service Mark and related designs and logos in connection with the Properties shall, in any event, be terminated and any signs bearing any of the foregoing shall be removed from view and no longer used by Owner. Owner acknowledges that PSCP will use and shall be unrestricted in its use or license, of the Service Mark and related designs and logos in rendering services on behalf of other owners of commercial properties both during and after the expiration or termination of the term of this Agreement .

    7.        Term and Termination
              --------------------

              A.  Properties Owned in Fee.  With respect to Properties currently
                   -----------------------
    owned entirely in fee by Owner and subsequently acquired entirely in fee by Owner (including those in which Owner currently has an interest and those which are later acquired in fee by Owner), this Agreement shall expire on February 21, 2002, provided that on October of each year commencing February 21, 1996, it shall be automatically extended for one year unless terminated in accordance with the provisions of this Section 7(a). At any time, either Owner or PSCP, may give written notice to the other pursuant to Section 14 hereof that this Agreement shall not be extended and, upon receipt of such notice, this Agreement shall expire on the first anniversary of its scheduled expiration date with respect to such Properties. (E.g., if such
                                                                 ----
    notice is given between February 21, 1996 and February 21, 1997, the scheduled expiration date shall be February 21, 2004, and if such notice is given between February 21, 2005 and February 21, 2006, the scheduled expiration date shall be February 21, 2013.)

              B.  Other Properties.  With respect only to Properties other than
                  ----------------
    those specified in Section 7(a) hereof, including Properties in which Owner currently owns or subsequently acquires an interest but that are not owned entirely in fee by Owner, Owner may terminate this Agreement without cause upon sixty (60) days' notice to PSCP, pursuant to Section 14 hereof and PSCP may terminate this Agreement without cause upon seven (7) years' notice to Owner given pursuant to Section 14 hereof. PSCP agrees that it will not cease to render services under this Agreement or any other similar agreement or arrangement with Owner or others, with respect to any Properties in which Owner currently owns or subsequently acquires an interest but that are not owned entirely in fee by Owner, except upon seven (7) years' notice to both Owner and any other entity holding an interest therein or as provided in
    Section 7(c) hereof, notwithstanding any provision in any other similar agreement to the contrary.

              C.  Termination for Cause.  At any time, either (i) Owner may
                  ---------------------
    terminate PSCP's services under this Agreement or (ii) PSCP may terminate this Agreement with respect to its obligations, upon the failure of the other to perform or observe any material covenant or agreement set forth in this Agreement, where such failure continues for more than 60 days after receipt of written notice of such failure, provided that if such failure cannot reasonably be remedied within such 60-day period, such other party shall proceed diligently to remedy such failure during such 60-day period and thereafter does in fact remedy such failure within 120 days of receipt of such notice. Any such termination under this Section 7(c) shall apply to the services and obligations of PSCP with respect to all Properties subject to this Agreement, whether owned entirely in fee by Owner or otherwise.

              D. Service Mark. If Owner terminates the services of PSCP under
                 ------------
    this Agreement pursuant to Section 7(c) hereof, Owner shall be entitled to continue to use the Service Mark and related designs and logos in accordance with Section 6(b) hereof, notwithstanding language in Section 6(b) and (e) hereof to the contrary, until a date seven years after such termination.

              E.  Return of Materials.  Upon termination of this Agreement with
                  -------------------
    respect to it, PSCP shall promptly return to Owner all monies, books, records and other materials held by it for or on behalf of Owner.

              F. Severability. The term and termination provisions of this
                 ------------
    Section 7 are severable, such that expiration of the term of this Agreement or termination by a party shall only terminate this Agreement to the extent of the Properties specified in that provision, and this Agreement shall continue in full force and effect with respect to other Properties according to its terms.

    8.        Indemnification
              ---------------

              Owner hereby agrees to indemnify and hold PSCP and all officers, directors and employees of PSCP harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages and claims when engaged in services under this Agreement, arising from any cause, except for the willful misconduct, negligence or negligent omissions on the part of PSCP or any such other person. PSCP and all officers, directors and employees of PSCP also shall not be liable for any error of judgment or for any mistake of fact or law, or for anything which they may do or refrain from doing hereinafter, except in cases of willful misconduct or negligence. PSCP hereby agrees to indemnify and hold Owner harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages and claims in connection with the Properties arising from the willful misconduct or negligence of PSCP and all officers, directors and employees of PSCP and, in addition, any amendments to this Agreement which would have the unintended effect of changing the economic relationship of the parties hereto, unless expressly stated otherwise herein.

    9.        Assignment
              ----------

              Neither this Agreement nor any right hereunder shall be assignable by Owner, and any attempt to do so shall be void. PSCP shall have the right to assign this Agreement to an affiliate or a wholly or majority owned subsidiary; provided, however, any such assignee must assume all obligations of PSCP hereunder, Owner's rights hereunder will be enforceable against any such assignee and PSCP shall not be released from its liabilities hereunder unless Owner shall expressly agree thereto in writing.

    10.       Additional Parties as Owner
              ---------------------------

              The term "Owner" as used herein shall include, and this Agreement shall cover, all joint ventures of which SEI is a joint venturer and all partnerships of which SEI is a general partner ("Entity" or collectively "Entities") to the extent such Entities are the direct owners of commercial properties, and all references to employees of Owner in this Agreement shall be deemed to refer to employees of the direct legal owner of the relevant commercial properties, be it SEI or an Entity. SEI is executing this Agreement below on behalf of itself and each of the Entities.

    11.       Additional Properties
              ---------------------

              The term "Properties" as used herein shall include, and this Agreement shall cover, from the date of acquisition, all commercial properties which are wholly owned by Owner and all commercial properties owned by partnerships or joint ventures in which Owner is a general partner or joint venturer.

    12.       Headings
              --------

              The headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

    13.       Governing Law
              -------------

              The validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties shall be governed by the internal laws of the state of California.

    14.       Notices
              -------

              Any notice required or permitted herein to be given shall be given in writing and shall be personally delivered or mailed, first class postage prepaid, to the respective addresses of the parties set forth below their signatures on the signature page hereof, or to such other address as any party may give to the other in writing.

    15.       Severability
              ------------

              Should any term or provision hereof be deemed invalid, void or unenforceable either in its entirety or in a particular application, the remainder of this Agreement shall nonetheless remain in full force and effect and, if the subject term or provision is deemed to be invalid, void or unenforceable only with respect to a particular application, such term or provision shall remain in full force and effect with respect to all other applications.

    16.       Successors
              ----------

              This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors in interest.

    17.       Attorneys' Fees
              ---------------

              If it shall become necessary for either party hereto to engage attorneys to institute legal action for the purpose of enforcing its rights hereunder or for the purpose of defending legal action brought by the other party hereto, the party or parties prevailing in such litigation shall be entitled to receive all costs, expenses and fees (including reasonable attorneys' fees) incurred by it in such litigation (including appeals).

    18.       Counterparts
              ------------

              This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  PUBLIC STORAGE COMMERCIAL
                                     PROPERTIES GROUP, INC.


                                  By: /S/ RONALD L. HAVNER, JR.
                                       -------------------------
                                       Ronald L. Havner, Jr.,
                                       Vice President
                                       600 North Brand Boulevard
                                       Suite 300
                                       Glendale, California 91203-1241


                                  STORAGE EQUITIES, INC.


                                  By:  /S/ HARVEY LENKIN
                                       -------------------------
                                       Harvey Lenkin, President
                                       600 North Brand Boulevard
                                       Suite 300
                                       Glendale, California 91203-1241

              The undersigned hereby guarantees performance of the obligations of Public Storage Commercial Properties Group, Inc. as set forth in the foregoing Amended Management Agreement. The undersigned further agrees that the foregoing Amended Management Agreement shall in no way abrogate or impair the Agreement Relating to Trademark dated as of November 18, 1980 between Public Storage, Inc, and Public Storage Management, Inc., and that Storage Equities, Inc. may continue to use the undersigned's service marks and all related logos, slogans and designs as provided in the Amended Management Agreement.

                                  PUBLIC STORAGE, INC.


                                  By:  /S/ RONALD L. HAVNER, JR.
                                       -------------------------
                                       Ronald L. Havner, Jr.
                                       Vice President


         The undersigned hereby consents to the foregoing Amended Management Agreement.

                                  PUBLIC STORAGE MANAGEMENT, INC.


                                  By:  /S/ RONALD L. HAVNER, JR.
                                       -------------------------
                                       Ronald L. Havner, Jr.
                                       Vice President